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              SUPPLEMENT DATED JUNE 1, 2000 TO BE ATTACHED TO THE
           DIVERSIFIED INVESTORS VARIABLE FUNDS/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2000

     Effective June 1, 2000, Diversified Investment Advisors, Inc. terminated its Subadvisory Agreement with respect to the High-Yield Bond Portfolio with Delaware Investment Advisers and entered into a new Subadvisory Agreement with respect to the High-Yield Bond Portfolio with Eaton Vance Management. Eaton Vance Management (EVM) was created as a subsidiary of Eaton Vance Management, Inc. which was merged with Eaton Vance Corp. on December 27, 1990. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal address of Eaton Vance Management is 255 State Street, Boston, Massachusetts, 02109.

     All information in the Diversified Investors Variable Funds/the Diversified Investors Strategic Variable Funds prospectus dated May 1, 2000 relating to the High-Yield Bond Fund/Portfolio is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraph of this Prospectus Supplement. In addition, the second and the third paragraphs on page 40 are hereby amended to read in their entirety as follows:

        "Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

        The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund."

Form 2892 (6/2000)                                                      33-73734
                                                                       333-08543